UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALPHATIME ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF ALPHATIME ACQUISITION CORP

500 5th AVENUE, SUITE 938

NEW YORK CITY, NY 10110

TO BE HELD ON [●], 2026

Dear AlphaTime Acquisition Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting of AlphaTime Acquisition Corp, a Cayman Islands exempted company (the “Company,” “AlphaTime,” “we,” “us” or “our”), which will be held on [●], 2026, at [●] Eastern Standard Time (the “Extraordinary General Meeting”) at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast at [●].

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business AlphaTime will conduct at the Extraordinary General Meeting and provide information about AlphaTime that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025 (as amended, the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to eight (8) times from April 4, 2026 (the “Termination Date”) to December 4, 2026, each by an additional one (1) month (each an “Extension”) for a total of eight (8) months after the Termination Date, assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend AlphaTime’s investment management trust agreement, dated as of December 30, 2022, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to eight (8) times for an additional one (1) month each time from the Termination Date to December 4, 2026 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $15,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until December 4, 2026 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”);

Proposal No. 3— Auditor Ratification Proposal — A proposal to ratify, by ordinary resolution, the selection by our audit committee of UHY LLP (“Auditor”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026;

Proposal No. 4—Director Appointment Proposal—A proposal to re-appoint, by ordinary resolution, each of Xinfeng Feng and Wen He as Class I directors, each of Gan Kim Hai and Li Wei as Class II directors, and each of Michael L. Coyne and Yingxuan Shan as Class III directors (the “Director Appointment Proposal”); and

Proposal No. 5—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal or to provide additional time to effectuate the Extension Amendment and Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment and Extension. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, and the Director Appointment Proposal are approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AlphaTime additional time and flexibility to complete our previously announced Business Combination. On January 5, 2024, AlphaTime entered into a business combination agreement (the “HCYC Business Combination Agreement”) with HCYC Holding Company, a Cayman Islands exempted company (“PubCo”), ATMC Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), ATMC Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), HCYC Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”) and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC Group”). However, there can be no guarantee the business combination with AlphaTime and HCYC Group will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaTime additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaTime shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaTime liquidated on the Termination Date and (ii) allow those AlphaTime shareholders who wish for AlphaTime to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or April 4, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment and Extension are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination by April 4, 2026, the Company may, by resolution of directors, at the request of the sponsor, extend the period of time to consummate a business combination up to eight (8) times, with the each extension comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing additional funds into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of eight (8) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $15,000 per one-month extension two (2) days prior to such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants and rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $[●] (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date (including interest not previously released to AlphaTime to pay its taxes), divided by the total number of then outstanding Public Shares. The Public Shares were delisted from the Nasdaq Capital Market (“Nasdaq”) and have not traded since December 9, 2025. AlphaTime cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AlphaTime believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AlphaTime does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The purpose of the Director Appointment Proposal is to approve the re-appointment of six directors to serve on the Company’s board of directors until the 2027, 2028, or 2029 annual general meeting of shareholders (as applicable), until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.

The purpose of the Auditor Ratification Proposal is to ratify the selection by our audit committee of UHY LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 2,169,476 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and shares included in the Private Placement Units (as defined below), the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. As of the date of this Proxy Statement, the Company has 2,169,476 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will not need Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will not need any of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, Trust Agreement Amendment Proposal, Auditor Ratification Proposal, and Director Appointment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on [●], 2026 (the “Record Date”) as the date for determining AlphaTime shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 2,169,476 issued and 444,476 outstanding Public Shares and 1,725,000 issued and outstanding shares held by the Sponsor (the “Founder Shares”). AlphaTime’s warrants and rights do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, December 4, 2026. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the last Extended Date, December 4, 2026.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and the Adjournment Proposal (if required) are in the best interests of AlphaTime and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

AlphaTime’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units (as defined below) that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, AlphaTime urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of AlphaTime Acquisition Corp

Gan Kim Hai

Chief Executive Officer

[●], 2026

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, in person or by proxy, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, PUBLIC WARRANTS, AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY [●] EASTERN TIME ON [●], 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [●], 2026. This notice of meeting and the accompanying Proxy Statement are being made available on or about [●], 2026, at [●].

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF ALPHATIME ACQUISITION CORP

TO BE HELD ON [●], 2026

To the Shareholders of AlphaTime Acquisition Corp:

NOTICE IS HEREBY GIVEN that an (the “Extraordinary General Meeting”) of the shareholders of AlphaTime Acquisition Corp, a Cayman Islands exempted company (the “Company,” “AlphaTime,” “we,” “us” or “our”), will be held on [●], 2026 at [●] Eastern Time, at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast at [●].

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if thought fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated [●], 2026 and is first being mailed to shareholders on or about that date:

Proposal No. 1—Extension Amendment Proposal— To resolve as a special resolution, that the amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025 (as amended, the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to eight (8) times from April 4, 2026 (the “Termination Date”) to December 4, 2026, each by an additional one (1) month (each an “Extension”) for a total of eight (8) months after the Termination Date, assuming a Business Combination has not occurred, be adopted with immediate effect.

Proposal No. 2—Trust Agreement Amendment Proposal—To resolve that AlphaTime’s investment management trust agreement, dated as of December 30, 2022 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the termination date from April 4, 2026 up to eight (8) times for an additional one (1) month each time up to December 4, 2026 by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), for each one-month extension, $15,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until December 4, 2026 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Auditor Ratification Proposal — A proposal to ratify, by ordinary resolution, the selection by our audit committee of UHY LLP (“Auditor”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026;

Proposal No. 4—Director Appointment Proposal—A proposal to re-elect all the directors listed in the accompanying proxy statement (the “Director Appointment Proposal”); and

Proposal No. 5—Adjournment Proposal— To approve as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment (the “Adjournment Proposals”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension and Extension Amendment. Pursuant to the Existing Charter, we may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the board of directors (the “Board”). Notwithstanding the foregoing, even if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, and the Director Appointment Proposal are approved, we may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AlphaTime additional time and flexibility to complete our previously announced Business Combination. The purpose of the Director Appointment Proposal is to approve the re-appointment of six directors to serve on the Company’s board of directors until the 2027, 2028, or 2029 annual general meeting of shareholders (as applicable), until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal. The purpose of the Auditor Ratification Proposal is to ratify the selection by our audit committee of UHY LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

On January 5 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 2 and HCYC Group. However, there can be no guarantee the business combination with AlphaTime and HCYC Group will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaTime additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaTime shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaTime liquidated on the Termination Date and (ii) allow those AlphaTime shareholders who wish for AlphaTime to continue its search for a Business Combination to remain shareholders. Currently, the Company has until the Termination Date, or April 4, 2026, to consummate the Business Combination. The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination by April 4, 2026, the Company may, by resolution of directors, at the request of the sponsor, extend the period of time to consummate a business combination up to eight (8) times, with the each extension comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing additional funds into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of eight (8) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $15,000 per one-month extension two (2) days prior to such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants and rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $[●] (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date (including interest not previously released to AlphaTime to pay its taxes), divided by the total number of then outstanding Public Shares. The Public Shares were delisted from the Nasdaq Capital Market (“Nasdaq”) and have not traded since December 9, 2025. AlphaTime cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AlphaTime believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AlphaTime does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares, Public Warrants, and Public Rights (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaTime redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to [●], Eastern Time, on [●], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 2,169,476 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and shares included in the Private Placement Units, the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. As of the date of this Proxy Statement, the Company has 2,169,476 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will not need Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter.

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will not need any of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on [●], 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 444,476 issued and outstanding Public Shares and 1,725,000 issued and outstanding Founder Shares. AlphaTime’s warrants and rights do not have voting rights.

This Proxy Statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, in person (virtually) or by proxy, AlphaTime urges you to read this material carefully and vote your shares.

This Proxy Statement is dated [●], 2026 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of AlphaTime Acquisition Corp

Gan Kim Hai
Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect AlphaTime’s current views with respect to, among other things, its capital resources and results of operations. Likewise, AlphaTime’s financial statements and all of AlphaTime’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect AlphaTime’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. AlphaTime does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	AlphaTime’s ability to complete a Business Combination, including approval by the shareholders of AlphaTime;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of AlphaTime;

●	the use of funds not held in the Trust Account or available to AlphaTime from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect AlphaTime’s good faith beliefs, they are not guarantees of future performance. AlphaTime disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause AlphaTime’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in AlphaTime’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 15, 2025, and in other reports AlphaTime filed with the SEC, including AlphaTime’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2025, filed with the SEC on May 20, 2025, June 30, 2025, filed with the SEC on August 12, 2025, and September 30, 2025, filed with the SEC on November 18, 2025. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to AlphaTime.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this Proxy Statement?

A.	AlphaTime is a blank check company incorporated under the laws of the Cayman Islands on September 15, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaTime’s registration statement on Form S-1 (File No. 333-268696) for AlphaTime’s IPO was declared effective by the SEC on December 30, 2022. On January 4, 2023, AlphaTime consummated its IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”), one redeemable warrant (the “Public Warrants”), and one right (the “Public Rights”), with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On January 6, 2023, Chardan Capital Markets, LLC exercised its over-allotment option (the “Overallotment”), which subsequently closed on January 9, 2023, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 370,500 private units to the Sponsor (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,705,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 38,700 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating additional gross proceeds to the Company of $387,000. Transaction costs amounted to $4,892,699 consisting of $1,612,500 of underwriting discount, $2,415,000 of deferred underwriting commission and $865,199 of other offering costs.

An aggregate of $70,242,000 of the net proceeds from AlphaTime’s IPO and sale of the Private Placement Units were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

On September 27, 2023, AlphaTime notified the trustee of the Company’s Trust Account that it was extending the time available to the Company to consummate a Business Combination from October 4, 2023, to January 4, 2024. The extension was the first of up to three (3) three-month extensions permitted under the Company’s Existing Charter. In connection with such extension, the Sponsor deposited an aggregate of $690,000 into the Trust Account, on behalf of the Company on September 27, 2023.

At an extraordinary general meeting of shareholders held on December 28, 2023 (the “Meeting”), the Company adopted the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Third Amended and Restated Memorandum and Articles of Association”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024 (the “Termination Date”) up to ten (10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each an “Extension”) up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its Initial Public Offering for a total of twelve (12) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 30, 2022, with Equiniti Trust Company, LLC (as amended, the “Trust Agreement”). Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

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In connection with the shareholders’ vote at the Meeting, holders of 2,160,774 ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $23,302,146 (approximately $10.78 per share) was removed from the Trust Account to pay such holders and approximately $51,108,602 remains in the Trust Account. Following the Redemption, the Company has 6,469,450 ordinary shares outstanding.

On January 5 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group. However, there can be no guarantee the business combination with AlphaTime and HCYC Group will be consummated.

At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Third Amended and Restated Memorandum and Articles of Association (the “Amendment”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2025 (the “Termination Date”) up to nine (9) times, each comprised of one month each (each an “Extension”) up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its Initial Public Offering for a total of nine (9) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Second Trust Agreement Amendment”) to the Trust Agreement. Pursuant to the Second Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to nine (9) times, each comprised of one month each from the Termination Date, or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account an Extension Payment of $55,000 per one-month extension until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the Second Meeting, holders of 3,403,976 Ordinary Shares of the Company exercised their right to redeem such shares (the “Second Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, AlphaTime had 3,469,450 Ordinary Shares outstanding.

At the extraordinary general meeting of AlphaTime shareholders on October 1, 2025 (the “Third Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from October 4, 2025 up to three (3) times, each comprised of one month each up to January 4, 2026.

In connection with the shareholders’ vote at the Third Meeting, the holders of 917,814 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Third Redemption”). As a result, approximately $11,362,537 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,731,867 remained in the Trust Account. Following the aforementioned Third Redemption, AlphaTime had 2,551,636 ATMC Ordinary Shares outstanding. The Company also entered into a third amendment to the Investment Management Trust Agreement (the “Third Trust Agreement Amendment”). Pursuant to the Third Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to January 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until January 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

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At the extraordinary general meeting of AlphaTime shareholders on December 16, 2025 (the “Fourth Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from April 4, 2026 up to three (3) times, each comprised of one month each up to April 4, 2026.

In connection with the shareholders’ vote at the Fourth Meeting, the holders of 69 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Fourth Redemption”). As a result, approximately $854.22 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,800,479.09 remained in the Trust Account. Following the aforementioned Fourth Redemption, AlphaTime had 2,169,476 ATMC Ordinary Shares outstanding. The Company also entered into a fourth amendment to the Investment Management Trust Agreement (the “Fourth Trust Agreement Amendment”). Pursuant to the Fourth Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to April 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $1 until April 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

Currently, the Company has until the Termination Date, or April 4, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Additionally, the Board has also determined that it is in the best interests of AlphaTime to reappoint all current directors of the Company and ratify the selection of UHY LLP as the Auditor for the fiscal year ended December 31, 2026, and have AlphaTime shareholders approve the Auditor Ratification Proposal and Director Appointment Proposal.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on [●], 2026, at [●] Eastern Time at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast by visiting [●] and entering the voter control number included on your proxy card.

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Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	Any registered shareholder at the Record Date wishing to attend the Extraordinary General Meeting virtually should register for the Extraordinary General Meeting at www.[●]. You can virtually attend the Extraordinary General Meeting via the internet by visiting https://www.[●] and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	AlphaTime shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025 (as amended, the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to eight (8) times from April 4, 2026 (the “Termination Date”) to December 4, 2026, each by an additional one (1) month (each an “Extension”) for a total of eight (8) months after the Termination Date, assuming a Business Combination has not occurred;

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend AlphaTime’s investment management trust agreement, dated as of December 30, 2022, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to eight (8) times for an additional one (1) month each time from the Termination Date to December 4, 2026 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $15,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until December 4, 2026 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination;

Proposal No. 3—Auditor Ratification Proposal— A proposal to ratify, by ordinary resolution, the selection by our audit committee of UHY LLP (“Auditor”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026;

Proposal No. 4—Director Appointment Proposal—A proposal to re-appoint, by ordinary resolution, each of Xinfeng Feng and Wen He as Class I directors, each of Gan Kim Hai and Li Wei as Class II directors, and each of Michael L. Coyne and Yingxuan Shan as Class III directors (the “Director Appointment Proposal”); and

Proposal No. 5—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal or to provide additional time to effectuate the Extension Amendment and Extension.

Q.	Are the proposals conditioned on one another?

A.	Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment and Extension. The approval of the Auditor Ratification Proposal or Director Appointment Proposal are not conditions to the implementation of the Extension Amendment and Extension. Pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal, Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, and Director Appointment Proposal are approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension and Extension Amendment are implemented and one or more AlphaTime shareholders elect to redeem their Public Shares, AlphaTime will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for AlphaTime’s use in connection with consummating a Business Combination on or before the expiration of the last Extended Date.

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If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and all of AlphaTime’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 1,725,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaTime’s warrants and rights, which will expire worthless in the event AlphaTime dissolves and liquidates the Trust Account.

The Auditor Ratification Proposal, the Director Appointment Proposal and Adjournment Proposal is not conditioned on the approval of any other proposal.

Q.	Why is AlphaTime proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combinations(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AlphaTime additional time and flexibility to complete our previously announced Business Combination. On January 5 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group. However, there can be no guarantee the business combination with AlphaTime and HCYC Group will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaTime additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaTime shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaTime liquidated on the Termination Date and (ii) allow those AlphaTime shareholders who wish for AlphaTime to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or April 4, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by AlphaTime shareholders, AlphaTime may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension and Extension Amendment, or to otherwise provide additional time to effectuate the Extension and Extension Amendment. If the Adjournment Proposal is not approved by AlphaTime shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, December 4, 2026. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the last Extended Date, December 4, 2026.

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Q:	Why is the Company proposing the Director Appointment Proposal?

A:

The Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of office of the initial Class I directors expires at our first annual general meeting, the term of the initial Class II directors expires at our second annual general meeting and the term of the initial Class III directors expires at our third annual general meeting. Commencing at our first annual general meeting, and then at each following annual general meeting, directors appointed to succeed those directors whose terms expire are appointed for a term of office to expire at the third annual general meeting following their appointment.

If the Director Appointment Proposal is not approved by AlphaTime shareholders, AlphaTime may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Director Appointment Proposal. If the Adjournment Proposal is not approved by AlphaTime shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Appointment Proposal.

Q:	Why is the Company proposing the Auditor Ratification Proposal?

A:	The Auditor Ratification Proposal is asking the shareholders to ratify the election by our audit committee of UHY LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if our shareholders do not ratify the selection of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our audit committee may reconsider the selection of UHY LLP as our independent registered public accounting firm.

UHY LLP served as the independent registered public accounting firm of the Company for the fiscal years ended December 31, 2024 and 2025. Representatives of UHY LLP are not expected to be present at the Extraordinary General Meeting to answer questions. If our shareholders do not ratify the appointment of UHY LLP, our Board may reconsider the appointment.

If the Auditor Ratification Proposal is not approved by AlphaTime shareholders, AlphaTime may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Auditor Ratification Proposal. If the Adjournment Proposal is not approved by AlphaTime shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Auditor Ratification Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	AlphaTime believes its shareholders will benefit from AlphaTime consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from April 4, 2026, up to eight (8) times for an additional one (1) month each time up to December 4, 2026. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

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Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination by April 4, 2026, the Company may, by resolution of directors, at the request of the sponsor, extend the period of time to consummate a business combination up to eight (8) times, with the each extension comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing additional funds into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of eight (8) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $15,000 per one-month extension two (2) days prior to such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to US$100,000 of interests to pay dissolution expenses) and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants and rights will expire and be worthless.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.	AlphaTime believes shareholders will benefit from AlphaTime consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which AlphaTime has to complete a business combination until the Extended Date. The Extension would give AlphaTime additional time to complete a Business Combination.

The Board believes that it is in the best interests of AlphaTime shareholders and AlphaTime that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, AlphaTime will have an additional amount of time to consummate a Business Combination. Without the Extension, AlphaTime believes that there is significant risk that AlphaTime will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, AlphaTime would be precluded from completing a Business Combination and would be forced to liquidate even if AlphaTime shareholders are otherwise in favor of consummating a Business Combination.

AlphaTime believes that given AlphaTime’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that AlphaTime is in the best position possible to consummate a Business Combination and that it is in the best interests of AlphaTime shareholders that AlphaTime obtain the Extension as needed. AlphaTime believes a Business Combination will provide significant benefits to its shareholders.

The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q.	Why should I vote “FOR” the Auditor Ratification Proposal?

A.

The purpose of the Auditor Ratification Proposal is to give Alphatime shareholders the opportunity to ratify the selection of UHY LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

UHY LLP has served as the Company’s independent public accounting firm since 2021.

The Board recommends that you vote in favor of the Auditor Ratification Proposal.

Q.	Why should I vote “FOR” the Director Appointment Proposal?

A.	The purpose of the Director Appointment Proposal is to give Alphatime shareholders the opportunity to ratify the appointment of the directors.

The Board recommends that you vote in favor of the Director Appointment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by AlphaTime shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Trust Agreement Amendment Proposal or implementation of the Extension and Extension Amendment.

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If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised AlphaTime that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, Trust Agreement Amendment Proposal Auditor Ratification Proposal, the Director Appointment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, AlphaTime’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,725,000 Founder Shares held by the Sponsor and the officers and directors of AlphaTime, representing approximately [●]% of AlphaTime’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and shares included in the Private Placement Units, the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. As of the date of this Proxy Statement, the Company has 2,169,476 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will not need Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. Approval of the Auditor Ratification Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, to approve such proposal. Approval of the Director Appointment Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will not need any of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal, or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, Trust Agreement Amendment Proposal, Auditor Ratification Proposal, Director Appointment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, AlphaTime may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

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If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of AlphaTime waived their rights to participate in any liquidation distribution with respect to the 1,725,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaTime’s warrants and rights, which will expire worthless in the event AlphaTime dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal is approved, what happens next?

A.	If the Extension Amendment Proposal is approved, then the proposed amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto will be adopted with immediate effect and AlphaTime will proceed to file the Third Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before the last Extended Date, December 4, 2026.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of AlphaTime held by AlphaTime’s officers, directors, the Sponsor and its affiliates. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Existing Charter and may liquidate on the Termination Date.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	Sending a later-dated, signed proxy card addressed to AlphaTime’s Chief Executive Officer located at AlphaTime Acquisition Corp, 500 5th Avenue, Suite 938, New York, NY 10110 Attn: Gan Kim Hai, so that it is received by AlphaTime’s Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

●	attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to AlphaTime’s Chief Executive Officer, which must be received by AlphaTime’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

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Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Share. Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. AlphaTime believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal, Auditor Ratification Proposal, Director Appointment Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of AlphaTime shareholders necessary to hold a valid meeting. Our Existing Charter defines a quorum, in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment to the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

Accordingly, an AlphaTime shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

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Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on [●], 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on [●], 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting [●] and entering the voter control number included on your proxy card.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, Auditor Ratification Proposal, Director Appointment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, Auditor Ratification Proposal, Director Appointment Proposal and Adjournment Proposal the Board has determined that each proposal is in the best interests of AlphaTime and its shareholders. The Board recommends that AlphaTime shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, Auditor Ratification Proposal, Director Appointment Proposal and Adjournment Proposal, if presented.

Q.	What interests do AlphaTime’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, and the Director Appointment Proposal?

A.	AlphaTime’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, and the Director Appointment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” in this Proxy Statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to AlphaTime shareholders in connection with the Extension Amendment Proposal.

Q.	How are the funds in the Trust Account currently being held?

A.	The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

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Q.	If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.	No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.	If I own Public Rights, can I exercise redemption rights with respect to my Public Rights?

A.	No. The holders of Public Rights have no redemption rights with respect to such Public Rights.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares, Public Rights, and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares, Public Rights, and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, Public Rights, and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, Auditor Ratification Proposal, Director Appointment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, AlphaTime shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaTime to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 30, 2022, filed in connection with the IPO. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

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Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares, Public Rights, and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaTime redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to [●], Eastern Time, on [●], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaTime’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaTime requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AlphaTime’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaTime’s transfer agent will need to act to facilitate the request. It is AlphaTime’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because AlphaTime does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaTime’s consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaTime shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

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Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	AlphaTime will pay the cost of soliciting proxies for the Extraordinary General Meeting. AlphaTime has engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaTime will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of AlphaTime may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

AlphaTime Acquisition Corp

500 5th Avenue, Suite 938

New York, NY 10110

Tel: (347) 627-0058

You may also contact the proxy solicitor for AlphaTime at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (646) 582-2896

All Others, Please Call Toll-Free: (888) 887-1266

Email: ATMC@dfking.com

To obtain timely delivery, AlphaTime shareholders must request the materials no later than [●], 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about AlphaTime from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before [●] Eastern Time on [●], 2026 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Equiniti Trust Company, LLC

6201 12th Avenue

New York, NY 11219

Attn: SPACSUPPORT

Email: SPACSUPPORT@equiniti.com

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EXTRAORDINARY GENERAL MEETING OF ALPHATIME

This Proxy Statement is being provided to AlphaTime shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of AlphaTime shareholders to be held on [●], 2026, and at any adjournment thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about [●], 2026 to all shareholders of record of AlphaTime as of [●], 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at [●] Eastern Time on [●], 2026, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast by visiting [●]and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, AlphaTime shareholders will consider and vote on the following proposals:

●	Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025 (as amended, the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to eight (8) times from April 4, 2026 (the “Termination Date”) to December 4, 2026, each by an additional one (1) month (each an “Extension”) for a total of eight (8) months after the Termination Date, assuming a Business Combination has not occurred.

●	Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend AlphaTime’s investment management trust agreement, dated as of December 30, 2022, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Termination Date up to eight (8) times for an additional one (1) month each time from the Termination Date to December 4, 2026 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $15,000 per one-month extension two (2) days prior to such Extension for each Extension until December 31, 2026 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”);

●	Proposal No. 3—Auditor Ratification Proposal — A proposal to ratify, by ordinary resolution, the selection by our audit committee of UHY LLP (“Auditor”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026;

●	Proposal No. 4—Director Appointment Proposal—A proposal to re-appoint, by ordinary resolution, each of Xinfeng Feng and Wen He as Class I directors, each of Gan Kim Hai and Li Wei as Class II directors, and each of Michael L. Coyne and Yingxuan Shan as Class III directors (the “Director Appointment Proposal”); and

●	Proposal No. 5—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal or to provide additional time to effectuate the Extension and Extension Amendment.

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Voting Power; Record Date

As a shareholder of AlphaTime, you have a right to vote on certain matters affecting AlphaTime. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on [●], 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 2,169,476 issued and outstanding shares, of which 444,476 shares were held by holders of Public Shares and 1,725,000 Founder Shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsor, AlphaTime’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,725,000 Founder Shares held by the Sponsor and the officers and directors of AlphaTime, representing approximately [67.60%] of AlphaTime’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. To approve the Auditor Ratification Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need Public Shares to vote in favor of the Auditor Ratification Proposal to approve such proposal. To approve the Director Appointment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need Public Shares to vote in favor of the Director Appointment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that AlphaTime will not be able to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, December 4, 2026, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If AlphaTime fails to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, December 4, 2026, if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, AlphaTime will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

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Voting Your Shares—Shareholders of Record

If you are an AlphaTime shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Director Appointment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by [●], New York Time, on [●], 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting [●] and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from AlphaTime. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Equiniti Trust Company, LLC. Written requests can be mailed to:

Equiniti Trust Company, LLC

6201 12th Avenue

New York, NY 11219

Attn: SPACSUPPORT

Email: SPACSUPPORT@equiniti.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than [●], New York Time, on [●], 2026.

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You will receive a confirmation of your registration by email after AlphaTime receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting [●] and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. AlphaTime encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at [●] Eastern Time, on [●], 2026, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast at [●]. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify AlphaTime’s Chief Executive Officer in writing to AlphaTime Acquisition Corp, 500 5th Avenue, Suite 938, New York, NY 10220, Attention: Gan Kim Hai before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call D.F. King, AlphaTime’s proxy solicitor toll-free at (888) 887-1266 or via email at ATMC@dfking.com.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaTime to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 30, 2022, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

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Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension and Extension Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares, Public Rights, and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaTime redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to [●], Eastern Time, on [●], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaTime’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaTime requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AlphaTime’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaTime’s transfer agent will need to act to facilitate the request. It is AlphaTime’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because AlphaTime does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaTime’s consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaTime shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved and the Extension and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

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Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[●] as of the Record Date. Prior to their exercising redemption rights, AlphaTime shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of AlphaTime, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension and Extension Amendment implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of AlphaTime’s warrants and rights will expire worthless.

Appraisal Rights

There are no appraisal rights available to AlphaTime shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs

AlphaTime is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. AlphaTime has engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaTime and its directors, officers and employees may also solicit proxies on the internet. AlphaTime will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

AlphaTime will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. AlphaTime will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to AlphaTime shareholders. Directors, officers and employees of AlphaTime who solicit proxies will not be paid any additional compensation for soliciting.

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Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. AlphaTime’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding AlphaTime Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and AlphaTime’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.017 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares.

●	Simultaneously with the closing of the IPO, the Company consummated the sale of 370,500 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor, generating total gross proceeds of $3,705,000. On January 6, 2023, and effective January 9, 2023, the underwriters in the IPO purchased an additional 900,000 Units to exercise its over-allotment option in full at a purchase price of $10.00 per Unit, generating gross proceeds of $9,000,000. Simultaneously with the closing of the full exercise of the over-allotment option, the Company completed the private sale of an aggregate of 38,700 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds of $387,000.The Private Placement Units and Class A ordinary shares underlying the Private Placement Units will become worthless if AlphaTime does not consummate a business combination by the Termination Date or such later date that may be approved by AlphaTime shareholders in accordance with the Existing Charter.

●	The Sponsor and AlphaTime’s directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $0.017 per share, the aggregate market value of the Founder Shares alone would be approximately equal to the initial investment in the Company by the Sponsor and AlphaTime’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

●	With certain limited exceptions, 50% of the Founder Shares and Private Placement Units (and underlying securities) will not be transferable, assignable by our founders until the earlier to occur of: (A) six months after the date of the consummation of our Business Combination, or (B) the date on which the closing price of our Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our Business Combination and the remaining 50% of the Founder Shares and Private Placement Units (and underlying securities) may not be transferred, assigned or sold until six months after the date of the consummation of our Business Combination, or earlier, in either case, if, subsequent to our Business Combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. The Sponsor and AlphaTime’s directors and officers own the Private Placement Units. If the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date, the securities underlying the Private Placement Units will be worthless.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.18 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with AlphaTime but were not offered due to a AlphaTime director’s duties to another entity. AlphaTime does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and AlphaTime consummates an initial Business Combination, the officers and directors of AlphaTime may have additional interests as described in the Proxy Statement/prospectus for such transaction.

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PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

AlphaTime is a blank check company incorporated under the laws of the Cayman Islands on September 15, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaTime has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On January 4, 2023, AlphaTime consummated its IPO of 6,000,000 Units. Each Unit consists of one Ordinary Share, par value $0.0001 per share, one Public Warrant, and one Public Right, with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On January 6, 2023, Chardan Capital Markets, LLC exercised its over-allotment option, which subsequently closed on January 9, 2023, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 370,500 private units to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,705,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 38,700 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating additional gross proceeds to the Company of $387,000. Transaction costs amounted to $4,892,699 consisting of $1,612,500 of underwriting discount, $2,415,000 of deferred underwriting commission and $865,199 of other offering costs.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

On September 27, 2023, AlphaTime notified the trustee of the Company’s Trust Account that it was extending the time available to the Company to consummate a Business Combination from October 4, 2023, to January 4, 2024. The extension was the first of up to three (3) three-month extensions permitted under the Company’s then-existing governing documents. In connection with such extension, the Sponsor deposited an aggregate of $690,000 into the Trust Account, on behalf of the Company on September 27, 2023.

At an extraordinary general meeting of shareholders held on December 28, 2023 (the “Meeting”), the Company adopted the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Third Amended and Restated Memorandum and Articles of Association”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024 (the “Termination Date”) up to ten (10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each an “Extension”) up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its Initial Public Offering for a total of twelve (12) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 30, 2022, with Equiniti Trust Company, LLC (as amended, the “Trust Agreement”). Pursuant to the Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

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At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Third Amended and Restated Memorandum and Articles of Association (the “Second Amendment”) reflecting the extension of the date by which the Company must consummate a business combination from the Extended Date up to nine (9) times, each comprised of one month each (each an “Extension”) up to January 4, 2026 (i.e., for a period of time ending up to 33 months after the consummation of its Initial Public Offering for a total of nine (9) months after the Extended Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Second Trust Agreement Amendment”) to the Trust Agreement. Pursuant to the Second Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Extended Date up to nine (9) times, each comprised of one month each from the Extended Date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Extended Date, and depositing into the Trust Account an Extension Payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the Second Meeting, holders of 3,403,976 Ordinary Shares of the Company exercised their right to redeem such shares (the “Second Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, AlphaTime had 2,551,636 Ordinary Shares outstanding.

At the extraordinary general meeting of AlphaTime shareholders on October 1, 2025 (the “Third Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from October 4, 2025 up to three (3) times, each comprised of one month each up to January 4, 2026.

In connection with the shareholders’ vote at the Third Meeting, the holders of 917,814 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Third Redemption”). As a result, approximately $11,362,537 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,731,867 remained in the Trust Account. Following the aforementioned Third Redemption, AlphaTime had 2,551,636 ATMC Ordinary Shares outstanding. The Company also entered into a third amendment to the Investment Management Trust Agreement (the “Third Trust Agreement Amendment”). Pursuant to the Third Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to January 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until January 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

At the extraordinary general meeting of AlphaTime shareholders on December 16, 2025 (the “Fourth Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from April 4, 2026 up to three (3) times, each comprised of one month each up to April 4, 2026.

In connection with the shareholders’ vote at the Fourth Meeting, the holders of 69 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Fourth Redemption”). As a result, approximately $854.22 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,800,479.09 remained in the Trust Account. Following the aforementioned Fourth Redemption, AlphaTime had 2,169,476 ATMC Ordinary Shares outstanding. The Company also entered into a fourth amendment to the Investment Management Trust Agreement (the “Fourth Trust Agreement Amendment”). Pursuant to the Fourth Trust Agreement Amendment, the Company has extended the date by which it has to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to April 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $1 until April 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

AlphaTime is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from April 4, 2026 up to eight (8) times for an additional one (1) months each time up to December 4, 2026 by depositing into the Trust Account, for each one-month extension, the Extension Payment two (2) days prior to such Extension. A copy of the proposed Third Amended and Restated Memorandum and Articles of Association of AlphaTime is attached to this Proxy Statement as part of Annex A.

Proposed Business Combination

On January 5 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group.

Pursuant to the terms of the HCYC Business Combination Agreement, (i) AlphaTime will merge with and into Merger Sub 1, with AlphaTime surviving such merger; (ii) AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger; and (iii) HCYC Group will merge with and into Merger Sub 3, with HCYC Group surviving such merger (collectively, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of AlphaTime and HCYC Group.

Reasons for the Extension Amendment Proposal

The Existing Charter currently provides that AlphaTime has until the Termination Date to complete an initial Business Combination. AlphaTime and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless AlphaTime provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination by the last Extended Date, December 4, 2026, given the actions that must occur prior to closing of a Business Combination.

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Pursuant to the Existing Charter and the Trust Agreement, if the Board anticipates that the Company may not be able to consummate a business combination by April 4, 2026, the Company may, by resolution of directors, at the request of the sponsor, extend the period of time to consummate a business combination up to eight (8) times, with the each extension comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing additional funds into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of eight (8) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $15,000 per one-month extension two (2) days prior to such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to US$100,000 of interest to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants and rights will expire and be worthless.

The Extension Amendment Proposal is essential to allowing AlphaTime additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and Extension Amendment. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension and Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

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The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 1,725,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaTime’s warrants and rights, which will expire worthless in the event AlphaTime dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the proposed amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and AlphaTime will proceed to file the Amendment to the Third Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Amendment to the Third Amended and Restated Memorandum and Articles of Association gives the Company the right to extend the Combination Period from April 4, 2026, up to eight (8) times for an additional one (1) month each time up to December 4, 2026. AlphaTime will then continue to attempt to consummate a Business Combination until the last Extended Date, April 4, 2026. AlphaTime will remain a reporting company under the Exchange Act and its Units, Public Shares, Public Rights, and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date, April 4, 2026. If AlphaTime enters into a definitive agreement with a target to consummate a Business Combination, the vote by AlphaTime shareholders to approve such Business Combination will occur at a separate meeting of AlphaTime shareholders, to be held at a later date, and the solicitation of proxies from AlphaTime shareholders in connection with such separate meeting, and the related right of AlphaTime shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

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U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

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As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

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If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

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Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

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Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

On the Record Date, the Sponsor, AlphaTime’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,725,000 Founder Shares held by the Sponsor and the officers and directors of AlphaTime, representing approximately [●] of AlphaTime’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

Full Text of Resolution

RESOLVED, as a special resolution, that the amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025 (as amended, the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to eight (8) times from April 4, 2026 (the “Termination Date”) to December 4, 2026, each by an additional one (1) month (each an “Extension”) for a total of eight (8) months after the Termination Date, assuming a Business Combination has not occurred, be adopted with immediate effect.

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHATIMESHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” for a further discussion.

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PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement, as amended (the “Trust Agreement”), dated as of December 30, 2022, by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Termination Date up to eight (8) times for an additional one (1) month each time from the Termination Date to December 31, 2026 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date (the “Trust Agreement Amendment Proposal”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Proposed Business Combination

On January 5 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group.

Pursuant to the terms of the HCYC Business Combination Agreement, (i) AlphaTime will merge with and into Merger Sub 1, with AlphaTime surviving such merger; (ii) AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger; and (iii) HCYC Group will merge with and into Merger Sub 3, with HCYC Group surviving such merger (collectively, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of AlphaTime and HCYC Group .

Consequences if the Trust Agreement Amendment Proposal is Not Approved

If the Trust Agreement Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before the Termination Date, AlphaTime (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Vote Required for Approval

Subject to the foregoing, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the Company’s outstanding Ordinary Shares, voting together as a single class, will be required to approve the Trust Agreement Amendment Proposal.

The Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text of Resolution

“It is resolved that AlphaTime’s investment management trust agreement, dated as of December 30, 2022 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the termination date from April 4, 2026 up to eight (8) times for an additional one (1) month each time up to December 4, 2026 by providing five (5) days advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), for each one-month extension, $15,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until December 4, 2026 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this Proxy Statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHATIME SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” for a further discussion.

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PROPOSAL NO. 3—THE AUDITOR RATIFICATION PROPOSAL

Overview

Our audit committee has selected UHY LLP (the “Auditor”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026, and recommends that our shareholders vote for the ratification of such selection.

Consequences if the Auditor Ratification Proposal is Not Approved

Although the ratification of the selection of the Auditor is not required by law or our governing documents, the audit committee believes that it is good corporate governance to seek shareholder ratification of the appointment of the Auditor.

Fees and Services

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by the Auditor in connection with regulatory filings. The aggregate fees billed by the Auditor for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2024 and for the year ended December 31, 2023 total approximately $192,821 and $117,989 respectively.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees”. We did not pay the Auditor for professional services rendered for audit-related fees for the year ended December 31, 2024 and for the year ended December 31, 2023.

Tax Fees. We did not pay the Auditor for tax planning and tax advice for the year ended December 31, 2024 and for the year ended December 31, 2023.

All Other Fees. We did not pay the Auditor for other services for the year ended December 31, 2024 and for the year ended December 31, 2023.

Vote Required for Approval

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter.

Full Text of Resolution

“It is resolved as an ordinary resolution that the appointment of UHY LLP as the company’s independent auditor for the year ended December 31, 2026 be ratified, confirmed and adopted in all respects.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHATIME SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

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PROPOSAL NO. 4—THE DIRECTOR APPOINTMENT PROPOSAL

Overview

Our board of directors (“Board”) consists of six directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. The term of office of the first class of directors will expire at our first annual meeting of shareholders. The term of office of the second class of directors will expire at the second annual meeting of shareholders. The term of office of the third class of directors will expire at the third annual meeting of shareholders. The Board proposes that each of the directors named below be re-elected for an additional term continuing until the next applicable annual meeting or until their successor is duly elected and qualified, or until their earlier death, resignation, disqualification or removal.

Re-Election to Our Board.

The nominees, their occupation and ages are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Position	Age	Director Class
Xinfeng Feng	Chairwoman of the Board	44	Class I
Wen He	Independent Director	58	Class I
Gan Kim Hai	Chief Executive Officer and Director	58	Class II
Li Wei	Independent Director	55	Class II
Michael L. Coyne	Independent Director	36	Class III
Yingxuan Shan	Chief Financial Officer	[ ]	Class III

Xinfeng Feng, our Chairwoman of the Board of Directors, founded Guowangxin (Shenzhen) Investment Co., Ltd. in 2021 and has served as its Chairman ever since. Ms. Feng founded Guoxing Supply China Management Co., Ltd. in 2020 and served as its Executive President. In 2017, Ms. Feng founded Shenzhen Qianhai Zhongshang Wealth Management Co., Ltd and served as its Executive President. From 2015 to 2016, Ms. Feng served as the Operation Manager of Zhongguang Yinrong Capital Management Co., Ltd. From 2012 to 2015, Ms. Feng served as the senior Sales Director of FunDe Sino Life Insurance Co., Ltd. From 2003 to 2009, Ms. Feng served as the Financial Director of Shenzhen Shenxing Technology Development Co., Ltd. Ms. Feng received her Associate Degree from Shenzhen University in 2003. Ms. Feng received her bachelor degree in Finance from Xidian University.

Wen He, our director, is an experienced professional who has 26 years of experience in Internets, Internet-of-Things, IT and software industry. Mr. He also has over 10 years of experience in investment and M&A, where he focuses on fund raising, investment management, equity and bond financing and Fin-tech (e.g. Internets, Internet-of-Things, Blockchain). Mr. He has oversaw and participated in multiple investment, listing and asset restructuring in renewable energy, new material, sustainability, healthcare and high-tech industries. Mr. He now serves as the Vice Manager of Dr. Peng Cloud Computing Ltd. and the President of Haijuhuiren Holding Group. Mr. He served as the Operation Director of Xunye Group, one of the earliest Internet companies in China. Mr. He served as the Vice President of Shenzhen Longmai Information Co., Ltd. President and Technology Director of Naoku Technology Holding Group. In 2001, Mr. He co-founded OP.CN, the predecessor company of Qvod Player, with Xin Wang and served as its Chairman. Mr. He served as the Executive Director of Guangdong Gaohe Financial Leasing Co., Ltd. and the independent director of China Oil Gangran Energy Group Holdings Limited (08132.HK). Mr. He holds an MBA from Columbia Southern University and a Bachelor Degree from Hunan Normal University. Mr. He holds a PMP and ICAA. Mr. He was selected to serve as our director due to his experience in the technology industry.

Gan Kim Hai, our Chief Executive Officer, has worked at the Risesun Group where he manages the operation of its Malaysian office and is responsible for the overall business development and market expansion of the Risesun Group since 2016. From 2014 to 2016, Mr. Hai served as IT manager of Ahimsa Vegetarian Group, where he oversaw IT infrastructure and systems across the organization. Mr. Hai received a NCC diploma in computer studies in December 1992 and Universiti Teknologi Malaysia Trust Advisory Certification in November 2023. He was selected to serve as a director due to his experience in Asia.

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Li Wei, our director, is Professor of Practice at the Shanghai Advanced Institute of Finance (SAIF) of Shanghai Jiaotong University, and the Assistant Director of the Shanghai Advanced Institute for Financial Research. Before SAIF, Dr. Wei has served many senior roles in domestic and global financial institutions, including senior partner of Kunyuan Asset Management, Managing Director of Alternative Investment at Citic Securities International, director of the Global Market at Deutsche Bank; director of Institutional Investment Group at Citigroup, Officer & Managing Director of the NYSE Group. In addition to her industry work, Dr. Wei also served as an adjunct professor at Tsinghua PBCSF. Before industry practice, Dr. Wei had been a tenure track assistant professor of finance at Iowa State University, the first senior financial advisor for the Shanghai Stock Exchange and the senior advisor for the Tel Aviv Stock Exchange. Dr. Wei received her Ph.D in finance from the University of Utah, MS and BS from Tsinghua University Beijing. Dr. Wei was selected to serve as our director due to her experience in the finance industry.

Michael L. Coyne, our director, has 7 years of extensive experience in capitals markets, business development, and deal origination. Since 2018, He has been serving as Head of Capital Markets at Ingalls & Snyder, an investment advisory firm based in. New York, and is currently a Senior Director. At Ingalls & Snyder, he built a capital markets investing and underwriting business, targeting listed IPOs, secondary offerings, and block trades in technology, biotechnology, SPACs, and closed-end funds. He has participated in hundreds of SPAC transactions through underwriting, merger advisory closing, PIPEs, risk capital sourcing, and selling groups. From August 2015 to February 2018, Mr. Coyne served as Vice President and Head of Syndicate at Capital Integration Systems, an online financial services platform based in New York, where he diversified revenue sources by orchestrating the firm’s first international pre-IPO private placement, increasing client secondary equity trading, and developing relationships with investment banks. From February 2012 to July 2019, Mr. Coyne spent 7 years in the Army National Guard and the U.S. Army as 1st Lieutenant. His positions included Executive Officer, Task Force Officer-in-Charge, Platoon Leader and Operations Officer, which he fulfilled both domestically and in Afghanistan. Mr. Coyne passed the Financial Industry Regulatory Authority (FINRA) Series 7, 63, 24, 79 examinations and is a Securities Industry Essentials (SIE) license holder. Mr. Coyne earned his Bachelor of Arts degree in Political Science and International Affairs from Northeastern University in 2011, and his MBA from Leonard N. Stern School of Business, New York University in 2019. We believe that Mr. Coyne is qualified to serve on our board of directors based on his extensive experience in capitals markets, business development, deal origination and SPACs.

Yingxuan Shan, our Chief Financial Officer, has served as chief financial officer since May 2025. Since May 2023, Ms. Shan has served as a Shareholder at Chengdu Beiming Electronics Technology Co., Ltd. From September 2022 to April 2023, Ms. Shan served as an information technology auditor at KPMG Enterprise Consulting (China) Co., Ltd. From June 2021 to June 2022, Ms. Shan served as a risk control specialist for Huobi Global (Beijing) Co., Ltd. Ms. Shan earned her Bachelor’s Degree in Finance from Miami University and her Master’s Degree is Risk Management from New York University.

Vote Required for Approval

Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter.

Full Text of Resolution

It is resolved as an ordinary resolution that each individual listed below, be and hereby is, elected to the position set forth opposite their name, for an additional term continuing until the next applicable annual meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal:

Name	Position
Xinfeng Feng	Chairwoman of the Board
Wen He	Independent Director
Gan Kim Hai	Chief Executive Officer and Director
Li Wei	Independent Director
Michael L. Coyne	Independent Director
Yingxuan Shan	Chief Financial Officer and Director

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHATIME SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE DIRECTOR APPOINTMENT PROPOSAL.

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PROPOSAL NO. 5—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension and Extension Amendment. The Adjournment Proposal will only be presented to AlphaTime shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension and Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by AlphaTime shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsor, AlphaTime’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1,725,000 Founder Shares held by the Sponsor and the officers and directors of AlphaTime, representing approximately [●] of AlphaTime’s issued and outstanding Ordinary Shares. Accordingly, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any of the Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment (the “Adjournment Proposals”).”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHATIME SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” for a further discussion.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 15, 2025, and in other reports AlphaTime filed with the SEC, including AlphaTime’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2025, filed with the SEC on May 20, 2025, June 30, 2025, filed with the SEC on August 12, 2025, and September 30, 2025, filed with the SEC on November 18, 2025, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment and Extensions will enable us to complete an initial Business Combination.

Approving the Extension Amendment and Extension involves a number of risks. Even if the Extension Amendment and Extensions are approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the last Extended Date, December 4, 2026. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived, the Company expects to continue to seek an initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension, Extension Amendment, or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension, Extension Amendment, and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently adopted new rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted new rules (the “SPAC Rules”), relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”), such as the Company, and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”). Certain of the procedures that the Company, a potential business combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SEC’s views expressed in the SPAC Rules, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which the Company could complete a business combination.

Our securities were delisted from trading on Nasdaq and, as a result, it could limit shareholders’ ability to make transactions in our securities and subject us to additional trading restrictions.

The Company’s securities have been delisted from the Nasdaq Stock Market and are not currently trading. The Company expects that its securities could be quoted on an over-the-counter market prior to consummation of an initial business combination although there is no assurance that this will occur. As a result, the Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Public Shares are “penny stocks” which will require brokers trading in the Public Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) making the Company a less attractive acquisition vehicle to a target business in connection with an initial business combination. Any of the foregoing could have a material adverse effect on the Company’s ability to consummate an initial business combination.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

each of which may make it difficult for us to complete our initial business combination. In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our Initial Public Offering is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our primary business objective, which is a Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Third Amended and Restated Memorandum and Articles of Association, as amended, to modify (A) the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 36 months from the closing of our Initial Public Offering, or if we decide to extend the period of time to consummate our Business Combination, within 36 months from the closing of our Initial Public Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent a Business Combination, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $[●] per share on the liquidation of our Trust Account and our Warrants and Rights will expire worthless. In certain circumstances, our public shareholders may receive less than $[●] per share on the redemption of their shares.

We may not be able to complete our initial Business Combination a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target (including, but not limited to, a Singapore target), we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

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Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[●] per share, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Our ability to complete a business combination may be impacted by the fact that a majority of our officers and directors are located in or have significant ties to the People’s Republic of China, including, Hong Kong, Taiwan and Macau. This may make us a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates and making it harder for us to complete an initial business combination with a non-China-based target company. For example, we may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

A majority of our directors and officers are located in, or have significant ties to, China, including Hong Kong, Taiwan and Macau. As a result, we may be a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates. This would impact our search for a target company and make it harder for us to complete an initial business combination with a non-China-based target company. For example, we may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. We may be considered a “foreign person” under such rules and regulations and any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial business combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we currently only have 36 months to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $[●] per share initially, and our rights and warrants will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of AlphaTime’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of AlphaTime’s Ordinary Shares, by:

●	each person known by AlphaTime to be the beneficial owner of more than 5% of AlphaTime’s outstanding Ordinary Shares;

●	each of AlphaTime’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all AlphaTime’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 2,169,476 outstanding shares (including 444,476 Public Shares and 1,725,000 Founder Shares) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the Private Placement Units held or to be held by the Sponsor because these securities are not exercisable within 60 days of this Proxy Statement.

Unless otherwise indicated, AlphaTime believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

		Percentage of
		Outstanding
	Number of Shares	Ordinary
Name and Address of Beneficial Owner (1)	Beneficially Owned	Shares
Alphamade Holding LP (2)	1,099,200	50.7%
Doreen International Limited	1,035,000	47.7%
Xinfeng Feng(2)	2,134,200	98.4%
Gan Kim Hai	-	-%
Yingxuan Shan	-	-%
Li Wei	-	-%
Wen He	-	-%
Michael L. Coyne	-	-%
All executive officers and directors as a group (6 individuals)	2,134,200	98.4%
Mizuho Financial Group, Inc. (3)	505,896	23.3%
Space Summit Capital LLC (4)	475,000	21.9%
ATW SPAC MANAGEMENT LLC (5)	438,093	20.2%
BoothBay Fund Management LLC (6)	438,093	20.2%
Meteora Capital, LLC (7)	178,600	8.2%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o AlphaTime Acquisition Corp, 500 Fifth Avenue, Suite 938, New York, NY 10110.

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(2)	Our sponsor is the record holder of founder shares reported herein. Ms. Feng is the sole director and shareholder of Doreen International Limited, which owns 60% of the sponsor entity.

(3)	According to a Schedule 13G filed with the SEC on November 14, 2024, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners 505,896 Ordinary Shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(4)	According to a Schedule 13G filed with the SEC on January 4, 2023, Space Summit Capital LLC beneficially owns 475,000 ordinary shares. Space Summit Capital LLC’s address is 5455 Albright Street, Pacific Palisades, CA 90272.

(5)	According to a Schedule 13G filed with the SEC on February 14, 2023, the ordinary shares are held by (1) one or more private funds managed by ATW SPAC Management LLC, a Delaware limited liability company (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such Shares held by sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company and (2) a private fund that is managed by an affiliate of the Adviser. Antonio Ruiz-Gimenez and Kerry Propper are managing members of the Adviser and its affiliate. The address is 17 State Street, Suite 2100 New York, New York 10004.

(6)	According to a Schedule 13G filed with the SEC on February 14, 2024, BoothBay Fund Management LLC beneficially owns 438,093 ordinary shares. BoothBay Fund Management LLC’s address is 140 East 45th Street, 14th Floor New York, NY 10017.

(7)	According to a Schedule 13G filed with the SEC on May 15, 2025, Meteora Capital, LLC and Vik Mittel beneficially own 178,600 ordinary shares. Meteora Capital, LLC and Vik Mittel’s address is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

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HOUSEHOLDING INFORMATION

Unless AlphaTime has received contrary instructions, AlphaTime may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if AlphaTime believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AlphaTime’s expenses. However, if shareholders prefer to receive multiple sets of AlphaTime’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AlphaTime’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact AlphaTime at the following address:

AlphaTime Acquisition Corp

500 5th Avenue, Suite 938

New York, NY 10110

(347) 627-0058

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

AlphaTime files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. AlphaTime’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of AlphaTime’s filings with the SEC (excluding exhibits) at no cost by contacting AlphaTime at the address and/or telephone number below.

If you would like additional copies of this Proxy Statement or AlphaTime’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact AlphaTime at the following address:

AlphaTime Acquisition Corp

500 5th Avenue, Suite 938

New York, NY 10110

(347) 627-0058

You may also obtain additional copies of this Proxy Statement by requesting them in writing or by telephone from AlphaTime’s proxy solicitation agent at the following address, telephone number and e-mail address:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (646) 582-2896

All Others, Please Call Toll-Free: (888) 887-1266

Email: ATMC@dfking.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a AlphaTime shareholder and would like to request documents, please do so by [●], 2026, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from AlphaTime, such documents will be mailed to you by first class mail or another equally prompt means.

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ANNEX A

ANNEX A

FORM OF AMENDMENT TO THE

THE THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ALPHATIME ACQUISITION CORP

[date]

RESOLVED, as a special resolution, that:

(i)	Article 37.8 of the Third Amended and Restated Memorandum and Articles of Association of the Company as adopted by special resolution passed on December 28, 2023 (the Existing Memorandum and Articles) be deleted in its entirety and replaced as follows:

37.8	The Company has until 31 December 2026 (the Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by 31 December 2026, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to eight (8) times, each by an additional one (1) month, for a total of up to eight (8) months from the Termination Date to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account upon five days advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or eight (8) months after the Termination Date (subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

A-1

(ii)	Article 37.9 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or eight (8) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

(iii)	Article 37.11 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or eight (8) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(B)	amend the foregoing provisions of these Articles,

unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.

A-2

ANNEX B

PROPOSED AMENDMENT NO. 4

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

OF

ALPHATIME ACQUISITION CORP

[AMENDMENT TO TRUST AGREEMENT]

B-1

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 5 (this “Amendment”), dated as of [●], 2026, to the Original Trust Agreement, as amended by Amendment No 1 to the Original Trust Agreement, dated December 28, 2023 (as defined below), Amendment No. 2 to the Original Trust Agreement, dated December 20, 2024 (as defined below), Amendment No. 3 to the Original Trust Agreement, dated October 1, 2025 (as defined below) and Amendment No. 4 to the Original Trust Agreement, dated December 16, 2025 (as defined below), is made by and between AlphaTime Acquisition Corp (the “Company”) and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 30, 2022 (the “Original Trust Agreement”);

WHEREAS, the Company and the Trustee entered into Amendment No. 1 to the Investment Management Trust Agreement, dated as of December 28, 2023 (the “First Amendment”);

WHEREAS, the Company and the Trustee entered into Amendment No. 2 to the Investment Management Trust Agreement, dated as of December 20, 2024 (the “Second Amendment”);

WHEREAS, the Company and the Trustee entered into Amendment No. 3 to the Investment Management Trust Agreement, dated as of October 1, 2025 (the “Third Amendment”);

WHEREAS, the Company and the Trustee entered into Amendment No. 4 to the Invement Management Trust Agreement, dated as of December 16, 2025 (together with the Original Trust Agreement, the First Amendment, the Second Amendment, and the Third Amendment, the “Amended Trust Agreement”);

WHEREAS, Section 1(i) of the Original Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on [●], 2026 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend AlphaTime’s Third Amended and Restated Memorandum and Articles of Association, dated as of December 30, 2022 (the “Existing Charter”) to extend the date by which the Company must consummate a business combination (the “Combination Period”) up to eight (8) times from April 4, 2026 to December 4, 2026 (the “Termination Date”), with each extension comprised of one month (each an “Extension”) for a total of eight (8) months after the Termination Date (assuming a Business Combination has not occurred); and (ii) a proposal to amend the Original Trust Agreement, to permit the Company to extend the Termination Date up to eight (8) times for an additional one (1) month each time from the April 4, 2026 to December 4, 2026 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $15,000 per one-month extension two (2) days prior to such Extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and, in the case of Exhibit B, up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 47 months after the closing of the Offering or (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Exhibit E of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

B-2

EXHIBIT E

[Letterhead of Company]

[Insert date]

Equiniti Trust Company, LLC

6201 12th Avenue

New York, NY 11219

Attn: [●]

Re: Trust Account No. [  ] Extension Letter

Dear [●]:

Pursuant to Section 1 of the Investment Management Trust Agreement between AlphaTime Acquisition Corp (“Company”) and Equiniti Trust Company, LLC, dated as of December 30, 2022 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional eight (8) months, from ________ to ________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $15,000 per one-month extension two (2) days prior to such Extension, which will be wired to you, into the Trust Account investments upon receipt.

This is the [first/second/third/fourth/fifth/sixth/seventh/eighth] of up to eight Extension Letters.

Very truly yours,
AlphaTime Acquisition Corp

By:
Name:
Title:

cc: Chardan Capital Markets LLC

3. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Amended Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

EQUINITI TRUST COMPANY, LLC, as Trustee

By:
Name:
Title:

ALPHATIME ACQUISITION CORP

By:
Name:
Tile:

PRELIMINARY PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

ALPHATIME ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gan Kim Hai, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the of shareholders of AlphaTime Acquisition Corp to be held on [●], 2026 at [●] Eastern Time, virtually via live webcast at [●] or at any adjournments and/or postponements thereof (the “Extraordinary General Meeting”). Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

ALPHATIME ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

	FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal - It is resolved as a special resolution, that the amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on December 28, 2023, as amended by that certain amendment, dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025 (as amended, the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to eight (8) times from April 4, 2026 (the “Termination Date”) to December 4, 2026, each by an additional one (1) month (each an “Extension”) for a total of eight (8) months after the Termination Date, assuming a Business Combination has not occurred, be adopted with immediate effect.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal - It is resolved that the AlphaTime’s investment management trust agreement, dated as of December 30, 2022 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the Termination Date from April 4, 2026 up to eight (8) times for an additional one (1) month each time up to December 4, 2026 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, for each one-month extension, $15,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the Proxy Statement.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(3) The Auditor Ratification Proposal - It is resolved as an ordinary resolution that the appointment of UHY LLP as the company’s independent auditor for the year ended December 31, 2026 be ratified, confirmed and adopted in all respects.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(4) The Director Appointment Proposal - It is resolved as an ordinary resolution that each individual listed below, be and hereby is, elected to the position set forth opposite their name, for an additional term continuing until the next applicable annual meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal:

Name Position
Xinfeng Feng Chairwoman of the Board	☐	☐	☐
Wen He Independent Director	☐	☐	☐
Gan Kim Hai Chief Executive Officer and Director	☐	☐	☐
Li Wei Independent Director	☐	☐	☐
Michael L. Coyne Independent Director	☐	☐	☐
Yingxuan Shan Chief Financial Officer and Director	☐	☐	☐

	FOR	AGAINST	ABSTAIN

(5) The Adjournment Proposal - It is resolved as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2, 3, 4, or 5. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, 3, 4, and 5. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~